UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 10, 2016

REGIONS FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	001-34034	63-0589368
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 FIFTH AVENUE NORTH

BIRMINGHAM, ALABAMA 35203

(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code: (205) 581-7890

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On May 13, 2016, Regions Financial Corporation (the “Company”) issued and sold $600,000,000 aggregate principal amount of 3.200% Senior Notes due 2021 (the “Notes”) of the Company. The Notes form a part of the same series of the Company’s outstanding $500,000,000 principal amount of 3.200% Senior Notes due 2021 issued on February 8, 2016. The Notes were sold pursuant to an underwriting agreement (the “Underwriting Agreement”) with Barclays Capital Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co., J.P. Morgan Securities LLC and Regions Securities LLC, as representatives of the several underwriters listed therein (the “Underwriters”), dated May 10, 2016. The Underwriting Agreement is attached hereto as Exhibit 1.1 and incorporated herein by reference. The Company received $605,664,000 in proceeds, before offering expenses and excluding accrued interest, from the sale of the Notes.

The Notes were issued pursuant to an Indenture, dated as of August 2005, as supplemented by the Seventh Supplemental Indenture, dated February 8, 2016, between the Company and Deutsche Bank Trust Company Americas, as trustee, a copy of which is filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on February 8, 2016 and incorporated herein by reference. The form of certificate representing the Notes is filed as Exhibit 4.2 to the Company’s Current Report on Form 8-K filed on February 8, 2016 and is incorporated herein by reference. This Current Report on Form 8-K is being filed for the purpose of filing Exhibits 1.1, 4.1 and 4.2 as exhibits to the Company’s registration statement on Form S-3 (File No. 333-209657) (the “Registration Statement”) and such exhibits are incorporated herein by reference into the Registration Statement.

A copy of the opinions of Sullivan & Cromwell LLP, counsel to the Company, are attached as Exhibit 5.1 and Exhibit 8.1 to this Current Report on Form 8-K. Exhibits 5.1, 8.1, 23.1 and 23.2 of this Current Report on Form 8-K are incorporated herein by reference into the Registration Statement.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number

1.1	Underwriting Agreement, dated May 10, 2016, by and among the Company and Barclays Capital Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co., J.P. Morgan Securities LLC and Regions Securities LLC, as representatives of the several underwriters listed therein.

4.1	Seventh Supplemental Indenture, dated February 8, 2016, between Regions Financial Corporation and Deutsche Bank Trust Company Americas, as trustee (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the SEC on February 8, 2016).

4.2	Form of 3.200% Senior Notes due 2021 (incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K filed with the SEC on February 8, 2016).

5.1	Opinion of Sullivan & Cromwell LLP.

8.1	Opinion of Sullivan & Cromwell LLP.

23.1	Consent of Sullivan & Cromwell LLP (included in Exhibit 5.1).

23.2	Consent of Sullivan & Cromwell LLP (included in Exhibit 8.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGIONS FINANCIAL CORPORATION

By:	/s/ Fournier J. Gale, III
Name:	Fournier J. Gale, III
Title:	Senior Executive Vice President, General Counsel and Corporate Secretary

Date: May 13, 2016